<SEQUENCE>1
<FILENAME>RPXEXHIBIT24.RTF


Exhibit 24

     AGREEMENT TO FILE JOINTLY AND STATEMENT APPOINTING DESIGNATED FILER AND
                              AUTHORIZED SIGNATORY

     Each of the undersigned entities and individuals (collectively, the "Reporting Persons") hereby authorizes and designates Charles River Ventures, LLC or such other person or entity as is designated in writing by Sarah Reed (the "Designated Filer") as the beneficial owner to prepare and file on behalf of such Reporting Person individually, or jointly together with the other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (together with the implementing regulations thereto, the "Act"), the Securities Exchange Act of 1934, as amended
(together with the implementing regulations thereto, the "Exchange Act") or any other state or federal agency (collectively, the "Reports") with respect to the Reporting Person's ownership of, or transactions in, securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the "Companies").

     Each Reporting Person hereby further authorizes and designates Sarah Reed (the "Authorized Signatory") to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.

     The authority of the Designated Filer and the Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person's ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person's responsibilities to comply with the Act or the Exchange Act.

February 14, 2012                  Charles River Partnership XIII, LP
                                   By:  Charles River XIII GP, LP
                                        Its General Partner
                                        By:  Charles River XIII GP, LLC
                                             Its General Partner

                                   By: /s/ Izhar Armony
                                   ---------------------------------------------
                                       Izhar Armony, Managing Member


February 14, 2012                  Charles River Friends XIII-A, LP
                                   By:  Charles River XIII GP, LLC
                                        Its General Partner

                                   By: /s/ Izhar Armony
                                   ---------------------------------------------
                                       Izhar Armony, Managing Member


February 14, 2012                  Charles River XIII GP, LP
                                   By:  Charles River XIII GP, LLC
                                        Its General Partner

                                   By: /s/ Izhar Armony
                                   ---------------------------------------------
                                       Izhar Armony, Managing Member

February 14, 2012                  Charles River XIII GP, LLC

                                   By: /s/ Izhar Armony
                                   ---------------------------------------------
                                       Izhar Armony, Managing Member

February 14, 2012                 /s/ Izhar Armony
                                   ---------------------------------------------
                                      Izhar Armony

February 14, 2012                 /s/ Jon Auerbach
                                   ---------------------------------------------
                                      Jon Auerbach

February 14, 2012                 /s/ Bruce I. Sachs
                                   ---------------------------------------------
                                      Bruce I. Sachs

February 14, 2012                 /s/ William P. Tai
                                   ---------------------------------------------
                                      William P. Tai

February 14, 2012                 /s/ George Zachary
                                   ---------------------------------------------
                                      George Zachary